Exhibit 10.1

Effective as of March 30, 2017

PGIM, Inc.
c/o Prudential Capital Group
Two Prudential Plaza
180 N. Stetson Avenue
Suite 5600
Chicago, IL 60601
Attention: Managing Director, Corporate Finance

Re:     Fourth Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Fourth Amended and Restated Note Purchase and Private Shelf Agreement, dated as of April 27, 2016 (the “Shelf Agreement”), by and among Lippert Components, Inc., a Delaware corporation (the “Issuer”), LCI Industries, a Delaware corporation, formally known as “Drew Industries Incorporated” (the “Parent” and, together with the Issuer, collectively, the “Obligors”), PGIM, Inc. (“Prudential”), each of the purchasers of Series A Notes (as defined below) named on the Purchaser Schedule thereto (collectively, the “Noteholders”), pursuant to which, inter alia, the Issuer issued $50,000,000 aggregate principal amount of its 3.35% Series A Senior Notes due March 20, 2020 (the “Series A Notes”) and authorized the issuance of additional senior promissory notes (the “Shelf Notes”, together with the Series A Notes, collectively, the “Notes”) as therein provided. Capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Shelf Agreement.
The Parent has changed its name from “Drew Industries Incorporated” to “LCI Industries”, and DSI Acquisition Corp. has changed its name to “LCI Service Corp.”
The Obligors have requested certain amendments to the Shelf Agreement and, subject to the terms and conditions of this letter agreement, Prudential and the Noteholders have agreed to such amendments.
For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Shelf Agreement is hereby amended as follows:
1.From and after the Effective Date, paragraph 2A of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:
“2A. Facility. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of Shelf Notes by Prudential Affiliates pursuant to this Agreement. The willingness of Prudential to consider such purchase of Shelf Notes is herein called the “Facility”. At any time, (i) $150,000,000, minus (ii) the aggregate outstanding principal amount of Notes

(excluding the Series A Notes) purchased and sold pursuant to this Agreement prior to such time, minus (iii) the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the “Available Facility Amount” at such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.”
2.From and after the Effective Date, paragraph 2B of the Shelf Agreement is hereby amended by deleting the reference to “February 24, 2017” therein and replacing it with a reference to “March 30, 2020”.
3.From and after the Effective Date, paragraph 2H(1) of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:
“2H(1) [Reserved].”
4.From and after the Effective Date, paragraph 3B(8) of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:
“3B(8) Payment of Certain Fees. The Issuer shall have paid to Prudential or any Purchaser, as applicable, any fees due it pursuant to or in connection with this Agreement, including any Delayed Delivery Fee due pursuant to paragraph 2H(2).”
5.From and after the Effective Date, paragraph 10B of the Shelf Agreement is hereby amended by deleting the definition of “Issuance Fee” in its entirety.
6.All references in the Transaction Documents to Drew Industries Incorporated or to DSI Acquisition Corp. are hereby amended and shall refer to LCI Industries and LCI Service Corp., respectively.
Each Credit Party hereby confirms, ratifies and agrees that the Transaction Documents executed by it and/or its predecessors continue to be valid and enforceable against it in accordance with their respective terms as of the date hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Without limiting the generality of the foregoing, the Parent acknowledges and affirms that nothing contained in this letter agreement shall modify in any respect its guarantee of the Obligations (as such term is defined in the Parent Guaranty) under the Parent Guaranty and reaffirms that the Parent Guaranty shall remain in full force and effect, and (b) each of the undersigned Subsidiary Guarantors acknowledges and affirms that nothing contained in this letter agreement shall modify in any respect its guarantee of the Obligations (as such term is defined in the Subsidiary Guaranty) under the Subsidiary Guaranty and reaffirms that the Subsidiary Guaranty shall remain in full force and effect subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Each Credit Party, by its signature below, represents and warrants that there exist no Defaults or Events of Default under the Transaction Documents, that the Transaction Documents are in full force and effect, that such Credit Party does not have any defenses to its obligations under the Transaction Documents to which it is a party nor any claims against Prudential or any Noteholder, that the representations and warranties, as modified pursuant to this letter agreement, of (i) the Issuer set forth in paragraph 8 of the Shelf Agreement, (ii) the Parent set forth in paragraph 3.01 of the Parent Guaranty and (iii) each Subsidiary Guarantor set forth in paragraph 3.01 of the Subsidiary Guaranty, in each case, are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality, “Material Adverse Effect” or similar qualifier, in which case, it shall, when repeated, be deemed to be true and correct in all respects) on the date hereof as if originally made by such Credit Party on and as of the date hereof, except to the extent that any such representations or warranties speak as of an earlier date, in which case they shall be true and correct as of such earlier date.
This letter agreement shall become effective only at such time (the “Effective Date”) as (i) this letter agreement shall have been fully executed by each Credit Party, Prudential and the Noteholders and (ii) the Issuer shall have paid to Prudential in immediately available funds a renewal fee in the amount of $50,000.
This letter agreement shall be construed in connection with and as part of the Shelf Agreement, and except as modified and expressly amended by this letter agreement, all terms, conditions and covenants contained in the Shelf Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this letter agreement may refer to the Shelf Agreement without making specific reference to this letter agreement but nevertheless all such references shall be deemed to include this letter agreement unless the context otherwise requires. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, and this letter agreement may not be amended except by a writing signed by the parties hereto.
This letter agreement may be executed by one or more of the parties to the letter agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by telefacsimile or e-mail shall be equally as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this letter agreement by telefacsimile or email shall also deliver a manually executed counterpart hereof, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this letter agreement.
Very truly yours,

[Signature pages follow]

ISSUER:

LIPPERT COMPONENTS, INC.

By:    /s/ Brian M. Hall
Name:    Brian M. Hall
Title:    Chief Financial Officer

PARENT:

LCI INDUSTRIES

By:    /s/ Brian M. Hall
Name:    Brian M. Hall
Title:    Chief Financial Officer

SUBSIDIARY GUARANTORS:

LIPPERT COMPONENTS MANUFACTURING, INC.
LIPPERT COMPONENTS INTERNATIONAL SALES, INC.
ZIEMAN MANUFACTURING COMPANY
KINRO TEXAS, INC.
Innovative Design Solutions, Inc.
LCI service corp.

By: ___/s/ Brian M. Hall________________________
Name: Brian M. Hall
Title: Chief Financial Officer

KM REALTY, LLC
KM REALTY II, LLC

By: ___/s/ Brian M. Hall________________
Name: Brian M. Hall
Title: Chief Financial Officer

LCM REALTY, LLC
LCM REALTY II, LLC
LCM REALTY III, LLC
LCM REALTY IV, LLC
LCM REALTY V, LLC
LCM REALTY VI, LLC
LCM REALTY VII, LLC
LCM REALTY VIII, LLC
LCM REALTY IX, LLC

By: ____/s/ Brian M. Hall________________
Name: Brian M. Hall
Title:    Chief Financial Officer

Accepted and Agreed:

PGIM, INC.

By:    /s/ Anthony Coletta
Name:    Anthony Coletta
Title:    Vice President

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: ___/s/ Anthony Coletta_____________
Name:    Anthony Coletta
Title:     Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By:    PGIM, Inc.
(as Investment Manager)

By:___/s/ Anthony Coletta________________
Name:    Anthony Coletta
Title:     Vice President

FARMERS INSURANCE EXCHANGE
MID CENTURY INSURANCE COMPANY
ZURICH AMERICAN INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: ___/s/ Anthony Coletta_____________
Name:    Anthony Coletta
Title:     Vice President